Exhibit 10.12

REVEL AC, INC.

FIRST AMENDMENT TO FIRST LIEN INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO FIRST LIEN INTERCREDITOR AGREEMENT (this “Amendment”) is dated as of August 22, 2012, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Grantors party to the First Lien Intercreditor Agreement, JPMorgan Chase Bank, N.A., as collateral agent for the First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Revolving Secured Parties (in such capacities and together with its successors in such capacities, the “Revolving Agent”) and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Term Loan Secured Parties (in such capacities and together with its successors in such capacities, the “Term Loan Agent”). Reference is made to the First Lien Intercreditor Agreement dated as of May 3, 2012 (the “First Lien Intercreditor Agreement”), among the Borrower, the Grantors, the Revolving Agent and the Term Loan Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the First Lien Intercreditor Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the First Lien Intercreditor Agreement in the manner set forth in this Amendment;

WHEREAS, the Required Lenders (as defined in the Revolving Credit Agreement) to the Revolving Credit Agreement (as amended pursuant to the First Amendment to Credit Agreement, dated the date hereof (the “Revolver Amendment”)) have consented to the Revolving Agent and the Collateral Agent entering into this Amendment, and the Required Lenders (as defined in the Term Loan Credit Agreement) to the Term Loan Credit Agreement (as amended pursuant to the Second Amendment to Credit Agreement, dated the date hereof (the “Term Loan Amendment”)) have consented to the Term Loan Agent and the Collateral Agent entering into this Amendment;

WHEREAS, the Collateral Agent, Revolving Agent and the Term Loan Agent have consented and agreed to the modifications to the First Lien Intercreditor Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the First Lien Intercreditor Agreement.

(A) The definition of “Maximum Priority Payment Amount” in Section 1.01(b) of the First Lien Intercreditor Agreement is hereby amended by replacing the phrase “$50,000,000” therein with “$100,000,000”.

(B) The following is hereby added to the Intercreditor Agreement as Section 5.20:

“SECTION 5.20 Purchase Right. Without prejudice to the enforcement of the Revolving Secured Parties’ remedies, the Revolving Secured Parties agree that following (a) acceleration of the Revolving Obligations in accordance with the terms of the Revolving Credit Documents (including the Revolving Credit Agreement) or (b) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Additional First Lien Secured Parties may request, and the Revolving Secured Parties hereby offer the Additional First Lien Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Revolving Obligations outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the Revolving Obligations and accrued and unpaid interest and fees, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the Revolving Credit Agreement)). If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Additional First Lien Secured Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Revolving Agent and the Authorized Representative for the applicable Class of Additional First Lien Secured Parties. If none of the Additional First Lien Secured Parties exercise such right, the Revolving Secured Parties shall have no further obligations pursuant to this Section 5.20 for such Purchase Event and may take any further actions in their sole discretion in accordance with the Revolving Credit Documents and this Agreement.”

2. Conditions to Effectiveness. This Amendment shall not become effective unless and until this Amendment has been duly executed and delivered by the Collateral Agent, the Revolving Agent, the Term Loan Agent, the Borrower and the Grantors.

3. Reference to and Effect on the First Lien Intercreditor Agreement. On and after the date of this Amendment, each reference in the First Lien Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the First Lien Intercreditor Agreement shall mean and be a reference to the First Lien Intercreditor Agreement as amended hereby. The First Lien Intercreditor Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The amendments contained herein shall not be construed as amendments or waivers of any other provision of the First Lien Intercreditor Agreement or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any of the parties to the First Lien Intercreditor Agreement that would require the waiver or consent of any of the other parties to the First Lien Intercreditor Agreement.

4. Costs and Expenses. Borrower agrees to reimburse the Collateral Agent, Revolving Agent and Term Loan Agent for their reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Collateral Agent, Revolving Agent and Term Loan Agent.

5. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Marc E. Constantino
Name: Marc E. Constantino
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Revolving Agent

By:	/s/ Marc E. Constantino
Name: Marc E. Constantino
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Term Loan Agent

By:	/s/ Marc E. Constantino
Name: Marc E. Constantino
Title: Executive Director

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Acknowledged by:

REVEL AC, INC., as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Senior Vice President and CFO

REVEL AC, LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Senior Vice President and CFO

REVEL ATLANTIC CITY, LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Senior Vice President and CFO

REVEL ENTERTAINMENT GROUP, LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Senior Vice President and CFO

NB ACQUISITION LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Senior Vice President and CFO

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